SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Earliest Event Reported: September 4, 2003
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                   333-100848             51-0362653
        (State or Other               (Commission          (I.R.S. Employer
 Jurisdiction of Incorporation)       File Number)      Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
        _________________________________________________________________

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     Items 1 through 4, Item 6, Item 8 and Item 9 are not included  because they are not applicable.

Item 5.    Other Events.

     On August 28, 2003, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS7, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2003, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

10.1 Pooling and Servicing Agreement, dated as of August 1, 2003, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RESIDENTIAL ASSET SECURITIES CORPORATION



                                            By:  /s/ Benita Bjorgo
                                            Name:    Benita Bjorgo
                                            Title:   Vice President



Dated:  September 4, 2003
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                                 EXHIBIT INDEX

Exhibit No.           Description of Exhibit

10.1 Pooling and Servicing Agreement, dated as of August 1, 2003, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

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